UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015

KEMPHARM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2656 Crosspark Road, Suite 100 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On August 13, 2015, KemPharm, Inc., a Delaware corporation, or KemPharm, issued a press release announcing its corporate and financial results for the quarter ended June 30, 2015, as well as information regarding a conference call to discuss these corporate and financial results.  The press release is attached hereto as Exhibit 99.1, which is furnished under Item 2.02 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of KemPharm’s filings under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Section 8 – Other Events

Item 8.01 Other Events

On August 13, 2015, KemPharm issued a press release with respect to data from the first of two intranasal human abuse liability clinical trials of KP201 in accordance with KemPharm’s broader KP201/APAP human abuse liability program. KP201/APAP, KemPharm’s most advanced product candidate currently being developed for the treatment of acute moderate to moderately severe pain, consists of KP201 formulated in combination with acetaminophen, or APAP. This first intranasal trial, or KP201.A03, was conducted with KP201, a prodrug of hydrocodone and the active ingredient, or API, in KP201/APAP.  This single-center, cross-over pharmacokinetic study was designed to measure the amount of hydrocodone released from the API, KP201, when insufflated (i.e., snorted) without APAP, as compared directly to hydrocodone bitartrate, or HB. KP201 demonstrated a statistically significant lowering in peak hydrocodone exposure (Cmax), and a delay in the time to achieve peak exposure (Tmax), as well as a significant decrease in total exposure to hydrocodone (AUClast and AUC 0-4h) especially in the early time points typically associated with increased drug liking and abuse.  Secondary endpoints related to drug liking, pupillometry and ease of snorting also showed significant differences between KP201 and HB with KP201 demonstrating lower drug liking, less pupil dilation and higher difficulty of snorting than HB.

Results from the KP201.A03 trial included:

•	36% decrease in peak hydrocodone exposure (Cmax) for KP201 compared to HB when taken intranasally;
•	Time to peak hydrocodone exposure (Tmax) delayed by one hour;
•	Decreased overall exposure to hydrocodone released from KP201 vs. HB especially in early time points (82% decrease in AUC0-0.5h and 63% decrease in AUC0-1.5h ); and
•	Significantly lower drug liking and pupil dilation for KP201 as well as a greater difficulty in snorting KP201 vs. HB.

A second intranasal human abuse liability trial, or KP201.A02, is currently ongoing and is intended to assess the intranasal abuse potential of KP201/APAP.  KemPharm anticipates reporting data from the KP201.A02 trial in the third quarter of 2015.  The KP201.A03 and KP201.A02 trials are part of a broader human abuse liability program designed by KemPharm to assess key abuse-deterrence criteria as specified by the U.S. Food and Drug Administration, or FDA.

Remaining components of the KP201/APAP human abuse liability program include three nonclinical studies to evaluate the tamper resistance of KP201/APAP (whether the active ingredient can be extracted physically or chemically, abused intravenously or smoked) and KP201.A02. Results from these studies are expected in the third quarter of 2015.  KemPharm anticipates submitting a New Drug Application under Section 505(b)(2) of the Federal Food, Drug and Cosmetic Act for KP201/APAP to the FDA in the fourth quarter of 2015.

Caution Concerning Forward Looking Statements

This Current Report may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements regarding the timing of filing of KemPharm’s anticipated New Drug Application with the FDA and the expected timing of completion of additional clinical trials.  These forward-looking statements are not guarantees of future actions or performance. These forward-looking statements are based on information currently available to KemPharm and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, the risks and uncertainties associated with: KemPharm’s financial resources and whether they will be sufficient to meet KemPharm’s business objectives and operational requirements; results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by KemPharm’s intellectual property; risks related to the drug discovery and the regulatory approval process; and, the impact of competitive products and technological changes. KemPharm’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning KemPharm’s business are described in additional detail in KemPharm’s Registration Statement on Form S-1 (Registration No. 333-202660) declared effective April 15, 2015, and KemPharm’s other Periodic and Current Reports filed with the Securities and Exchange Commission.  KemPharm is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release titled “KemPharm, Inc. Announces Positive Data from Intranasal Human Abuse Liability Study of KP201/APAP; Reports Q2 2015 Results” dated August 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KemPharm, Inc.

Date: August 13, 2015
	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release titled “KemPharm, Inc. Announces Positive Data from Intranasal Human Abuse Liability Study of KP201/APAP; Reports Q2 2015 Results” dated August 13, 2015.